                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 10, 1999



                        ICF KAISER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


   Delaware                 File No. 1-12248             54-1437073
(State or other             (Commission File            (IRS Employer
jurisdiction of                  Number)              Identification No.)
incorporation)



                               9300 Lee Highway
                         Fairfax, Virginia  22031-1207
         (Address of principal executive offices, including zip code)



                                 703-934-3600
             (Registrant's telephone number, including area code)

Item 5.    Other events
           ------------

On June 9, 1999, ICF Kaiser International, Inc. announced that Chairman of the Board Tony Coelho has resigned from that position. Mr. Coelho will remain a member of the Board of Directors for a transition period.

President and Chief Executive Officer James J. Maiwurm, who was elected Chairman effective upon Mr. Coelho's resignation, explained that "we understand Tony's decision to resign as Chairman of the Board due to the time commitments related to his recent appointment as General Chairman of Gore 2000, Vice President Al Gore's Presidential campaign committee. Tony has provided important leadership and energy while serving as Chairman of the Board, and we are grateful for his contributions."


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ICF KAISER INTERNATIONAL, INC.
                                                        (Registrant)


                                                 /s/ Timothy P. O'Connor
                                                 -----------------------
                                                 Timothy P. O'Connor
                                                 Senior Vice President and
                                                 Chief Financial Officer

Date:  June 10, 1999


                                       2